Supplement dated May 8, 2026
to the following statutory prospectus(es):
Nationwide Destination Architect 2.0, Nationwide Destination Future, Nationwide Destination Future NY, Nationwide Destination Freedom+ Variable Annuity, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Nationwide Advisory VUL, Monument Advisor Select, Monument Advisor New York and Monument Advisor Select New York dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract or policy.
Effective May 1, 2026, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Funds Insurance Series® - Global Small Capitalization Fund: Class 4	American Funds Insurance Series® - SMALLCAP World Fund: Class 4
American Funds Insurance Series® - International Fund: Class 4	American Funds Insurance Series® - EUPAC Fund: Class 4
PROS-1173